Exhibit 10.1(d)

THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 27, 2020 by and among FWR Holding Corporation, a Delaware corporation (the “Borrower”), AI Fresh Parent, Inc., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the other Lenders (as defined in the Credit Agreement referred to below) party hereto that constitute the Required Lenders (as defined in the Credit Agreement), the Lenders party hereto that constitute each Initial Delayed Draw Term Lender (as defined in the Credit Agreement) holding Initial Delayed Draw Term Loan Commitments (as defined in the Credit Agreement) and Golub Capital Markets LLC (“Golub Capital”), in its capacities as administrative agent and collateral agent for the Secured Parties (in such capacities and together with its successors and assigns, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower (successor by merger to AI Fresh Merger Sub, Inc., a Delaware corporation), Holdings, the Administrative Agent and the Lenders from time to time party thereto are parties to that certain Credit Agreement, dated as of August 21, 2017 (as amended by that certain First Amendment to Credit Agreement, dated as of February 28, 2019, as further amended by that certain Second Amendment to Credit Agreement, dated as of December 20, 2019, and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to that certain Borrowing Request, dated March 13, 2020, the Borrower requested a Borrowing of Initial Delayed Draw Term Loans in an aggregate principal amount of $39,600,000 to be made on March 24, 2020 (the “Specified DDTL Borrowing”) and in connection therewith represented and certified that, among other things, as of the date of such Specified DDTL Borrowing (the “DDTL Borrowing Date”), the Total Leverage Ratio, calculated on a Pro Forma Basis, does not exceed 5.00:1.00 (such Total Leverage Ratio governor, the “DDTL Incurrence Test”);

WHEREAS, following the Specified DDTL Borrowing, (a) the Borrower determined that (i) the Total Leverage Ratio as of the DDTL Borrowing Date, calculated on a Pro Forma Basis after giving effect to the Specified DDTL Borrowing, was incorrectly calculated (the matters described in this clause (a)(i), the “DDTL Calculation Error”) and (ii) as of the DDTL Borrowing Date, in order to satisfy the DDTL Incurrence Test, the Borrower would only have been able to borrow $38,500,000 (the difference between the Specified DDTL Borrowing and such amount, the “Excess DDTL Borrowing”) and (b) immediately upon learning of such error, the Borrower returned an amount of Initial Delayed Draw Term Loans in an aggregate principal amount equal to $1,100,000;

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested, and the Lenders party hereto that constitute the Required Lenders have agreed, to (a) amend the Credit Agreement in certain respects as described herein and (b) waive any Default or Event of Default arising as a result of the DDTL Calculation Error and the Excess DDTL Borrowing, including any Default or Event of Default that may arise under Sections 7.01(c) and/or 7.01(d) of the Credit Agreement (the Defaults and Events of Default described in this clause (b), the “Specified Events of Default”), in each case, upon the terms and subject to the conditions set forth herein;

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties” and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date:

a. Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act (H.R. 748; P.L. 116-136), as amended (including any successor thereto), and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, regardless of the date enacted, adopted, issued or implemented, including the Interim Final Rules set forth in 85 Fed. Reg. 20811 (Apr. 15, 2020), 85 Fed. Reg. 20817 (Apr. 15, 2020) and 85 Fed. Reg. 21747 (Apr. 20, 2020) (including any successors thereto).

“Outstanding PPP Amount” has the meaning set forth in Section 6.01(hh).

“PPP Debt” has the meaning set forth in Section 6.01(hh).

“PPP Debt Lender” means the lender of the PPP Debt.

“Specified Determination Date” means the date that is the earlier to occur of (i) the date that is 120 days following the initial funding of the PPP Debt (or such longer period as the Administrative Agent may reasonably agree) and (ii) the date that the Borrower receives a determination by the PPP Debt Lender and/or the Small Business Administration regarding the amount of the PPP Debt that is eligible to be forgiven.

“Third Amendment Effective Date” means April 27, 2020.

b. The definition of “Consolidated Total Debt” contained in Section 1.01 of the Credit Agreement is hereby amended to add the following proviso immediately before the period at the end of such definition:

; provided, further, that notwithstanding anything to the contrary contained in the foregoing, (x) until the Specified Determination Date and solely for purposes of determining actual compliance with Section 6.15(a), “Consolidated Total Debt” shall not include the aggregate outstanding principal amount of PPP Debt and (y) from and after the Specified Determination Date, “Consolidated Total Debt” shall include only that portion of PPP Debt that (I) prior to the date the Borrower receives a determination by the PPP Debt Lender and/or the Small Business Administration regarding the amount of the PPP Debt that is eligible to be forgiven, would reasonably be expected to be determined to be ineligible for forgiveness, in the good faith determination of the Borrower, or (II) after the date the Borrower receives a determination by the PPP Debt Lender and/or the Small Business Administration regarding the amount of the PPP Debt that is eligible to be forgiven, has been determined to be ineligible for forgiveness and (z) at all times, the proceeds of the PPP Debt shall not be permitted to be netted from the calculation of “Consolidated Total Debt”.

c. The definition of “Initial Delayed Draw Term Loan Commitment” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Delayed Draw Term Loan Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make Initial Delayed Draw Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Initial Delayed Draw Term Lender’s name on the Commitment Schedule as the same may be (x) reduced from time to time pursuant to Section 2.09 and (y) reduced or increased from time to time pursuant to assignments by or to such Term Lender pursuant to Section 9.05. The aggregate amount of the Term Lenders’ Initial Delayed Draw Term Loan Commitments (i) on the Closing Date was $50,000,000, all of which was funded prior to the First Amendment Effective Date, (ii) on the First Amendment Effective Date was $50,000,000, of which $35,000,000 was funded prior to the Second Amendment Effective Date, (iii) on the Second Amendment Effective Date: (x) in respect of the First Amendment Initial Delayed Draw Term Loan Commitment, was $15,000,000, all of which was funded prior to the Third Amendment Effective Date, and (y) in respect of the Second Amendment Initial Delayed Draw Term Loan Commitment was $40,000,000, and (iv) on the Third Amendment Effective Date, in respect of the Second Amendment Initial Delayed Draw Term Loan Commitment, is $1,500,000.

d. Section 3 of the Credit Agreement is amended to include a new Section 3.17 to read as follows:

Section 3.17 PPP Debt.

As of the Third Amendment Effective Date, to the Borrower’s knowledge, each Loan Party and/or Restricted Subsidiary that has applied for PPP Debt, as of the date of such application, met the eligibility criteria set forth in the CARES Act with respect to the incurrence of such PPP Debt.

e. Section 4.02 of the Credit Agreement is hereby amended to include a new paragraph (d) to read as follows:

(d) In the case of the making of any Initial Revolving Loan or the issuance of any Letter of Credit under the Initial Revolving Facility, at the time of and immediately after giving effect to such Credit Extension (and the use of proceeds thereof), the aggregate amount of Cash and Cash Equivalents of the Borrower and its Subsidiaries (exclusive of any such Cash and Cash Equivalents deposited in accounts the primary function of which is to serve as a payroll account (so long as such payroll account is a zero-balance account or is funded no earlier than the Business Day immediately prior to the date of any payroll disbursements and in an amount not exceeding the same)) would not exceed $15,000,000.

f. The last paragraph of Section 4.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Each Credit Extension after the Closing Date shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (b), (c) and (d) of this Section; provided, however, that the conditions set forth in this Section 4.02 shall not apply to (A) any Incremental Loan made in connection with any acquisition, other Investment or irrevocable repayment or redemption of Indebtedness and/or (B) any Credit Extension under any Incremental Amendment and/or Extension Amendment unless in each case the lenders in respect thereof have required satisfaction of the same in the applicable Incremental Amendment or Extension Amendment, as applicable.

g. Section 4.03 of the Credit Agreement is hereby amended to include a new paragraph (e) to read as follows:

(e) In the case of the making of any Initial Delayed Draw Term Loan Extension, at the time of and immediately after giving effect to such Initial Delayed Draw Term Loan Extension (and the use of proceeds thereof), the aggregate amount of Cash and Cash Equivalents of the Borrower and its Subsidiaries (exclusive of any such Cash and Cash Equivalents deposited in accounts the primary function of which is to serve as a payroll account (so long as such payroll account is a zero-balance account or is funded no earlier than the Business Day immediately prior to the date of any payroll disbursements and in an amount not exceeding the same)) would not exceed $15,000,000.

h. The last paragraph of Section 4.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Each Initial Delayed Draw Term Loan Extension shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in clauses (b), (c), (d) and (e) of this Section; provided, however, that notwithstanding anything to the contrary in this Section 4.03 or in any other provision of any Loan Document, if the proceeds of any Initial Delayed Draw Term Loan Extension are intended to be applied to finance an acquisition or other Investment, the conditions in paragraph (b) above shall, at the Borrower’s option, be satisfied as of the date of the related acquisition agreement or the date of the relevant Borrowing.

i. Section 5.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Annual Financial Statements. As soon as available, and in any event within 120 days (or, (x) in the case of the Fiscal Year ending on December 31, 2017, 150 days and (y) in the case of the Fiscal Year ending on December 31, 2019, on or before May 27, 2020) after the end of each Fiscal Year ending after the Closing Date, (i) the consolidated balance sheet of the Borrower as at the end of such Fiscal Year and the related consolidated statements of operations, stockholders’ equity and cash flows of the Borrower for such Fiscal Year and, commencing after the completion of the second full Fiscal Year ended after the Closing Date, setting forth, in reasonable detail, in comparative form the corresponding figures for the previous Fiscal Year and (ii) with respect to such consolidated financial statements, a report thereon of an independent certified public accountant of recognized national standing (which report shall not be subject to a “going concern” explanatory paragraph or like statement (except as resulting from (A) the impending maturity of any Indebtedness prior to the end of the fourth Fiscal Quarter following the relevant audit date, and/or (B) any breach or anticipated breach of any financial covenant, and/or (C) in the case of such report for such consolidated financial statements for the Fiscal Year ending on December 31, 2019, the actual or potential impacts of COVID-19 (including the actual or potential impacts of the government-mandated closures of restaurants and other measures taken to combat the spread of COVID-19) on the business, operations and/or financial condition of the Borrower and its Subsidiaries) or a qualification as to the scope of the relevant audit), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower as at the dates indicated and its income and cash flows for the periods indicated in conformity with GAAP;

j. Section 5.01 of the Credit Agreement is hereby amended to (i) delete “and” from the end of Section 5.01(k), (ii) replace the period at the end of Section 5.01(l) with “; and” and (iii) add the following new paragraphs (m), (n) and (o) to read as follows:

(m) Cash Flow Forecasts. Until December 31, 2020, (i) on May 1, 2020 and (ii) thereafter, no later than the 15th day of each calendar month and the last day of each calendar month, in each case, a 13-week forecast of cash flows of the Borrower and its Subsidiaries prepared by management of the Borrower, in form and substance substantially similar to the forecast contained in the lender presentation titled “COVID-19 Lender Update” and delivered to the Administrative Agent and the Lenders on April 16, 2020;

(n) Monthly Financial Statements. Until December 31, 2020, as soon as available, and in any event within 30 days after the end of each calendar month of each Fiscal Year (commencing with the calendar month ended April 30, 2020) (or such later date as the Administrative Agent may reasonably agree from time to time), the consolidated balance sheet of the Borrower as at the end of such calendar month and the related consolidated statements of operations and cash flows of the Borrower for such calendar month and for the period from the beginning of the then current Fiscal Year to the end of such calendar month; and

(o) Monthly Lender Calls. Promptly following the delivery of financial statements pursuant to Section 5.01(n), Borrower will host a conference call with the Lenders at a time to be mutually agreed between the Borrower and the Administrative Agent, to review the financial information presented therein.

k. Article 5 of the Credit Agreement is hereby amended to include a new Section 5.16 to read as follows:

Section 5.16. PPP Debt.

(a) The Loan Parties shall use the proceeds of the PPP Debt only for the purposes permitted under Section 1102 of the CARES Act.

(b) The Borrower shall use commercially reasonable efforts to seek to obtain forgiveness of the PPP Debt within the time periods set forth, and to the extent provided, in Section 1106 of the CARES Act.

(c) The Borrower shall deliver to Administrative Agent prompt written notice of (i) its application to the PPP Debt Lender and/or the Small Business Administration for forgiveness of the PPP Debt and (ii) any determination by the PPP Debt Lender and/or the Small Business Administration regarding the amount of the PPP Debt that is eligible to be forgiven.

(d) The Borrower shall provide the Administrative Agent, promptly upon the Administrative Agent’s reasonable request therefor (which requests shall not be made more than twice in any calendar month), with copies of records of the Borrower and its Subsidiaries’ utilization of the proceeds of the PPP Debt.

l. Section 6.01(u) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(u) Indebtedness of the Borrower and/or any Subsidiary in an aggregate outstanding principal amount not to exceed the greater of $10,000,000 and 35% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; provided that, for so long as the PPP Debt remains outstanding (the principal amount of such PPP Debt outstanding at any time, the “Outstanding PPP Amount”), the Borrower and/or any Subsidiary shall not be permitted to borrow or incur Indebtedness in reliance on this clause (u) in an aggregate outstanding principal amount equal to the then outstanding Outstanding PPP Amount;

m. Section 6.01 of the Credit Agreement is hereby amended to (i) delete “and” from the end of Section 6.01(ff), (ii) replace the period at the end of Section 6.01(gg) with “; and” and (iii) add the following new paragraph (hh) to read as follows:

(hh) Indebtedness of the Borrower incurred pursuant to the “paycheck protection program” of the CARES Act in an aggregate principal amount not to exceed $10,000,000 (the “PPP Debt”), which Indebtedness constitutes a “covered loan” under, and as defined in, Section 1102 of the CARES Act.

n. Section 6.02 of the Credit Agreement is hereby amended to (i) delete “and” from the end of Section 6.01(gg), (ii) replace the period at the end of Section 6.01(hh) with “; and” and (iii) add the following new paragraph (ii) to read as follows:

(ii) Liens securing the PPP Debt, solely to the extent consisting of a contractual possessory security interest in, and/or a contractual right of setoff against, all of the Borrower’s right, title and interest in and to, all of the Borrower’s deposits, moneys, securities and other properties in the possession of or on deposit with, or in transit to, the PPP Debt Lender (or any affiliate thereof).

o. Section 6.04(b) of the Credit Agreement is hereby amended to (i) delete “and” from the end of Section 6.04(vii), (ii) replace the period at the end of Section 6.04(viii) with “; and” and (iii) add a new clause (ix) to read as follows:

(ix) Restricted Debt Payments of PPP Debt made within 5 Business Days of the Third Amendment Effective Date.

p. Section 7.01(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) Other Defaults Under Loan Documents. Default by any Loan Party in the performance of or compliance with (i) Section 5.01(a) or (b), which default has not been remedied or waived within 10 Business Days, (ii) Section 5.01(m), Section 5.01(n) and Section 5.01(o), which default has not been remedied or waived within 5 Business Days, or (iii) any other term contained herein or any of the other Loan Documents, other than any such term referred to in any other Section of this Article 7, which default has not been remedied or waived within 30 days after the earlier of (A) receipt by the Borrower of written notice thereof from the Administrative Agent or (B) the date on which a Responsible Officer of any Loan Parties becomes aware of such Default; or

q. Schedule 1.01(a) of the Credit Agreement is hereby replaced with Schedule 1.01(a) attached hereto.

r. Exhibit B to the Credit Agreement is hereby amended to add the following new paragraph (D) at the end thereof:

(D)

At the time of and immediately after giving effect to the [Borrowing][Initial Delayed Draw Term Loan Extension] (and the use of proceeds thereof), the aggregate amount of Cash and Cash Equivalents of the Borrower and its Subsidiaries (exclusive of any such Cash and Cash Equivalents deposited in accounts the primary function of which is to serve as a payroll account (so long as such payroll account is a zero-balance account or is funded no earlier than the Business Day immediately prior to the date of any payroll disbursements and in an amount not exceeding the same)) does not exceed $15,000,000.

3. Initial Delayed Draw Term Loan Commitments.

Each of the Borrower, the Administrative Agent and the Lenders party hereto hereby acknowledge and agree that the aggregate amount of Second Amendment Initial Delayed Draw Term Loan Commitments immediately prior to the Third Amendment Effective Date is $400,000. Each Initial Delayed Draw Term Lender severally and not jointly agrees that on the Third Amendment Effective Date its respective Initial Delayed Draw Term Commitments is as set forth on Schedule I attached hereto and the aggregate amount of all such Initial Delayed Draw Term Commitments equals $1,500,000, which Initial Delayed Draw Term Commitments constitute Second Amendment Initial Delayed Draw Term Loan Commitments for all purposes under the Credit Agreement and the other Loan Documents. Each Lender with an Initial Delayed Draw Term Loan Commitment severally and not jointly agrees, on the terms and subject to the conditions set forth in the Credit Agreement, to lend to the Borrower from time to time on or after the Third Amendment Effective Date, up to the amount set forth opposite such Lender’s name on the Commitment Schedule under the heading “Second Amendment Initial Delayed Draw Term Loan Commitment”. Each such Loan shall be made in addition to the existing Initial Loans and not in repayment thereof, and the proceeds thereof shall be used in accordance with Section 5.11 of the Credit Agreement. Without limiting the generality of the foregoing, any Initial Delayed Draw Term Loans made on or after the Third Amendment Effective Date shall (i) constitute Obligations under the Loan Documents and have all of the benefits thereof, (ii) have all of the rights, remedies, privileges and protections applicable to the Initial Loans under the Credit Agreement and the other Loan Documents and (iii) be secured on a pari passu basis by the Liens granted to the Administrative Agent under any Collateral Document. For the avoidance of doubt, no Delayed Draw Term Commitments shall constitute Incremental Commitments and nothing in this Section 3 shall constitute a utilization of the Incremental Cap under the Credit Agreement.

4. Waiver.

a. Effective as of the Third Amendment Effective Date and in reliance on the representations and warranties of the Borrower set forth in Section 7 below, each of the Lenders party hereto constituting Required Lenders and the Administrative Agent hereby irrevocably and forever waive (i) the Specified Events of Default and (ii) their respective right to take any action under the Credit Agreement and/or the other Loan Documents that they may have otherwise had as a result of the occurrence of the Specified Events of Default.

b. The foregoing waiver in clause (a) above is a limited, one-time waiver and, except as expressly set forth herein, shall not be deemed to (i) constitute a waiver of any other Event of Default or any other breach of the Credit Agreement or any of the other Loan Documents, whether now existing or hereafter arising, (ii) constitute a waiver of any right or remedy of the Administrative Agent or any of the Lenders under the Loan Documents that does not arise as a result of the Specified Events of Default (all such rights and remedies being expressly reserved by the Administrative Agent and the Lenders), (iii) establish a custom or course of dealing or conduct between the Administrative Agent and the Lenders, on the one hand, and the Loan Parties on the other hand or (iv) constitute a consent to any other act, omission or any breach of the Credit Agreement or any of the other Loan Documents. Each Lender expressly reserves the right to exercise all rights and remedies under the Credit Agreement and all Loan Documents and under law upon the occurrence of any other Default or Event of Default.

5. Conditions Precedent to Third Amendment Effective Date. This Amendment shall be effective on the date (the “Third Amendment Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms herein:

a. the Administrative Agent shall have received counterparts of this Amendment executed by (i) the Borrower and each other Loan Party, (ii) the Lenders constituting Required Lenders and (iii) the Lenders constituting each Initial Delayed Draw Term Lender;

b. the representations and warranties contained in Section 6 hereof shall be true and correct to the extent required by the terms hereof; and

c. at the time of and immediately after giving effect to this Amendment, except for the Specified Events of Default waived pursuant to Section 4 hereof, no Event of Default shall have occurred and be continuing.

6. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Initial Delayed Draw Term Lender that, as of the Third Amendment Effective Date, except with respect to the Specified Events of Default, the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct (after giving effect to any qualification therein) in all material respects as of such date or for such period; provided, further, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods.

7. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents. Except as amended, consented to or otherwise modified hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended or otherwise modified hereby.

8. Reaffirmation. Each of the Reaffirming Parties, as party to the Credit Agreement and/or certain of the Collateral Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) consents to the amendment of the Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Credit Agreement, the

Collateral Documents and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment, (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement and any other Collateral Document shall remain in full force and effect and continue to secure the obligations of the Loan Parties under the Credit Agreement after giving effect to the Amendment and (v) agrees that the Obligations include, among other things and without limitation, the payment of any principal or interest on the Delayed Draw Term Loans under the Credit Agreement as amended by this Amendment. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns in accordance with Section 9.05 of the Credit Agreement.

11. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

a. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

b. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE REQUIREMENTS OF LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS UNDER ANY COLLATERAL DOCUMENT.

c. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

d. TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE CREDIT AGREEMENT. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW.

e. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12. Severability. To the extent permitted by applicable Requirements of Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

FWR HOLDING CORPORATION, as the Borrower

By:	/s/ Kenneth L. Pendery, Jr.
Name: Kenneth L. Pendery, Jr.
Title: Executive Chairman

AI FRESH PARENT, INC., as Holdings

By:	/s/ Christopher Tomasso
Name: Christopher Tomasso
Title: President

Signature Page to Third Amendment to Credit Agreement

FIRST WATCH RESTAURANTS, INC.
FIRST WATCH FRANCHISE DEVELOPMENT CO.
E&I HOLDINGS, INC.
GOOD EGG RESTAURANTS, LLC

By:	/s/ Kenneth L. Pendery, Jr.
Name: Kenneth L. Pendery, Jr.
Title: Executive Chairman

FIRST WATCH E&I RESTAURANT GROUP LLC

By: FIRST WATCH RESTAURANTS, INC., its sole member

By:	/s/ Kenneth L. Pendery, Jr.
Name: Kenneth L. Pendery, Jr.
Title: Executive Chairman

Signature Page to Third Amendment to Credit Agreement

As Agent

GOLUB CAPITAL MARKETS LLC

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

As Lender

GCIC CLO II LLC
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 16(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 17(M)-R, Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 18(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

Golub Capital Partners CLO 21(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 24(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 25(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 28(M)-R, L.P.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 36(M), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

Golub Capital Partners CLO 38(M), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 44(M), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 47(M), L.P.
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC CLO 2014 LLC
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

Golub Capital PEARLS Direct Lending Program, L.P.
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS X, L.P.
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC Holdings LLC
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GC Finance Operations LLC
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

GCIC Holdings LLC
By: Golub Capital BDC, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCP Finance 5 Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

ARES CENTRE STREET PARTNERSHIP, L.P., as a Lender

By: Ares Centre Street GP, Inc., as general partner

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

NATIONWIDE LIFE INSURANCE COMPANY, as a Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

NATIONWIDE MUTUAL INSURANCE COMPANY, as a Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

ARES CSIDF HOLDINGS LLC, as a Lender

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

Signature Page to Third Amendment to Credit Agreement

ARES JASPER FUND HOLDINGS LLC, as a Lender

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

ARES JASPER FUND L.P., as a Lender

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

SALI FUND MANAGEMENT, as a Lender

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

PREMIA LV 1 LTD, as a Lender

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

CADEX CREDIT FINANCING LLC, as a Lender

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

Signature Page to Third Amendment to Credit Agreement

ARES CAPITAL CORPORATION, as a Lender

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

CION ARES DIVERSIFIED CREDIT FUND, as a Lender

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF SALI MULTI-SERIES FUND, L.P., as a Lender

By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P., as a Lender

By: Ares Management LLC, its investment subadvisor

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

Signature Page to Third Amendment to Credit Agreement

AC AMERICAN FIXED INCOME IV, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

AO MIDDLE MARKET CREDIT L.P., as a Lender by its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ K. Patel
Name: K. Patel
Title: Director

By:	/s/ Jeremy Ehrlich
Name: Jeremy Ehrlich
Title: Director

FEDERAL INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

SC ACM PRIVATE DEBT FUND L.P., as a Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

Signature Page to Third Amendment to Credit Agreement

GREAT AMERICAN INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

GREAT AMERICAN LIFE INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ David Schwartz
Name: David Schwartz
Title: Partner

Signature Page to Third Amendment to Credit Agreement

MC UNI SUBSIDIARY LLC, as a Lender

By:	/s/ Peter Gaunt
Name: Peter Gaunt
Title: Principal

Signature Page to Third Amendment to Credit Agreement

TCG BDC SPV LLC, as a Lender

By:	/s/ Miles Toben
Name: Miles Toben
Title: Principal

CARLYLE DIRECT LENDING CLO 2015-1R LLC, as a Lender

By:	/s/ Miles Toben
Name: Miles Toben
Title: Principal

TCG BDC, INC., as a Lender

By:	/s/ Miles Toben
Name: Miles Toben
Title: Principal

CDL 2018-1, LP, as a Lender

By:	/s/ Miles Toben
Name: Miles Toben
Title: Principal

CPC V, L.P., as a Lender

By:	/s/ Miles Toben
Name: Miles Toben
Title: Principal

CPC V SPV LLC, as a Lender

By:	/s/ Miles Toben
Name: Miles Toben
Title: Principal

Signature Page to Third Amendment to Credit Agreement

CDL 2018-2, LP, as a Lender

By:	/s/ Miles Toben
Name: Miles Toben
Title: Principal

Signature Page to Third Amendment to Credit Agreement

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC, as a Lender

By:	/s/ David Yu
Name: David Yu
Title: Authorized Signatory

GOLDMAN SACHS PRIVATE MIDDLE MARKET LENDING CORP., as a Lender

By:	/s/ David Yu
Name: David Yu
Title: Authorized Signatory

GOLDMAN SACHS BDC, INC., as a Lender

By:	/s/ David Yu
Name: David Yu
Title: Authorized Signatory

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT SPV LLC, as a Lender

By:	/s/ David Yu
Name: David Yu
Title: Authorized Signatory

SENIOR CREDIT (UWF) LLC, as a Lender

By:	/s/ David Yu
Name: David Yu
Title: Authorized Signatory

SENIOR CREDIT FUND (UCR) SPV LLC, as a Lender

By:	/s/ David Yu
Name: David Yu
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement